UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2005

Warner Music Group Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	001-32502	13-4271875
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

WMG Acquisition Corp.

(Exact name of Co-Registrant as specified in its charter)

Delaware	333-121322	68-0576630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Co-Registrant’s telephone number, including area code: (212) 275-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On December 20, 2005, the Attorney General of the State of New York served Warner Music Group Corp. (the “Company”) with a request for information in the form of a subpoena duces tecum and subpoena ad testificandum in connection with an industry-wide investigation as to whether the practices of industry participants concerning the pricing of digital music downloads violate Section 1 of the Sherman Act, New York State General Business Law §§ 340 et seq., New York Executive Law §63(12), and related statutes. The Company intends to cooperate fully with the Attorney General’s inquiry.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Warner Music Group Corp.

Date: December 23, 2005	By:	/s/ Michael D. Fleisher
Michael D. Fleisher Chief Financial Officer

WMG Acquisition Corp.

Date: December 23, 2005	By:	/s/ Michael D. Fleisher
Michael D. Fleisher Chief Financial Officer

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